Exhibit 10.4

CONTRIBUTION AGREEMENT

THIS CONTRIBUTION AGREEMENT (this “Agreement”) is made and entered into as of the 28th day of August, 2009, by and among ALLIED CAPITAL CORPORATION, a Maryland corporation (the “Borrower”), A.C. CORPORATION, a Delaware corporation, ALLIED CAPITAL HOLDINGS LLC, a Delaware limited liability company, ALLIED CAPITAL REIT, INC., a Maryland corporation, ACGP I, LLC, a Delaware limited liability company, ACKB LLC, a Delaware limited liability company, ACSM, LLC, a Delaware limited liability company, AC FINANCE LLC, a Delaware limited liability company, A.C. MANAGEMENT SERVICES, LLC, a Delaware limited liability company, ALLIED CAPITAL PROPERTY LLC, a Delaware limited liability company, AMP ADMIN LLC, a Delaware limited liability company and ALLIED ASSET HOLDINGS, LLC, a Delaware limited liability company (collectively, the “Guarantors” and together with the Borrower, the “Allied Entities”).

WHEREAS, the Borrower has entered into a certain Amended, Restated and Consolidated Note Agreement dated as of August 28, 2009 (as the same may be amended, modified, supplemented or restated from time to time, the “Note Agreement”), with the noteholders party to such Note Agreement;

WHEREAS, the Borrower has entered into that certain Amended and Restated Credit Agreement dated as of August 28, 2009 (as the same may be amended, modified, supplemented or restated from time to time, the “Credit Agreement”), with Bank of America, N.A., as a lender and as administrative agent, and the other lenders party thereto from time to time;

WHEREAS, pursuant to the terms of those certain Continuing Guaranty Agreements, each dated as of August   , 2009 (the “Guarantees”), the Guarantors agreed to guarantee the payment and performance of the Borrower’s obligations under the Note Agreement and Credit Agreement, which Guarantees are secured by the assets of each Guarantor (other than Allied Asset Holdings, LLC) pursuant to that certain Pledge, Assignment and Security Agreement dated as of August 28, 2009 (as the same may be amended, modified, supplemented or restated from time to time, the “Security Agreement”);

WHEREAS, pursuant to and subject to the terms and conditions of that certain Intercreditor and Collateral Agency Agreement dated as of August 28, 2009 (as the same may be amended, modified, supplemented or restated from time to time, the “Intercreditor Agreement”), U.S. Bank, National Association (the “Collateral Agent”) was appointed as collateral agent to act as agent for the benefit of the Secured Parties (as defined in the Intercreditor Agreement); and

WHEREAS, in connection with the execution and delivery of the Note Agreement, the Credit Agreement and the Guarantees, the Borrower and the Guarantors desire to confirm their understanding regarding each of their contribution rights and obligations in connection with the satisfaction of obligations under the Credit Agreement, the Note Agreement, the Guarantees and/or the Security Agreement.

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions. All capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Intercreditor Agreement.

2. Right of Contribution. The Borrower and Guarantors acknowledge and agree that, on and after the date hereof, each Guarantor shall be entitled to contribution from the Borrower and/or each other Guarantor to the extent that such Guarantor repays, or its assets are applied to satisfy, any Senior Secured Obligations in an amount in excess of the sum of (a)  such Guarantor’s actual borrowings under the Note Agreement and/or the Credit Agreement, and (b) accrued interest, attorneys’ fees and charges allocable to such borrowings. Any Guarantor (herein the “Demanding Party”) electing to seek contribution from all or any of the Borrower and/or another Guarantor (herein the “Contributing Party(s)”) pursuant to this Section 2 shall provide written demand therefor to such Contributing Party(s), a copy of which demand shall be simultaneously provided to the Collateral Agent. Such demand shall set forth (i) the amount of the Senior Secured Obligations repaid by the Demanding Party, (ii) the amount of such Senior Secured Obligations allocable to the Demanding Party, (iii) the contribution amount due from the Contributing Party pursuant to this Section 2, and (iv) the date on which such contribution amount is due and payable from the Contributing Party, which date shall be not less than thirty (30) days from the date of such demand. Any Contributing Party making a contribution payment pursuant to this Section 2 shall provide written notice of such payment to the Collateral Agent and each of the other parties hereto at least one (1) Business Day prior to making such payment.

3. Additional Actions and Documents. Each of the parties hereto hereby agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments as may be necessary in order to fully effectuate the purposes, terms and conditions of this Agreement.

4. Amendment. This Agreement shall not be amended, altered or modified except by an instrument in writing duly executed by the parties hereto and the Collateral Agent.

5. Assignment. This Agreement shall not be assignable by any party hereto without the prior written consent of the other parties hereto and the Collateral Agent.

6. Limitation on Benefits of this Agreement. It is the explicit intention of the parties hereto that no person or entity other than the parties hereto is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the parties hereto. The covenants, undertakings and agreements set forth in this Agreement shall be solely for the benefit of the parties hereto (or their respective successors and assigns as permitted hereunder), except that no modification or amendment of this Agreement shall be effective without the prior written consent of the Collateral Agent, and the Collateral Agent shall be a beneficiary hereunder and under any such modification or amendment.

7. Counterparts. To facilitate execution, this Agreement may be executed by facsimile or pdf and in as many counterparts as may be required. It shall not be necessary that the signature of or on behalf of each party appears on each counterpart, but it shall be sufficient that the signature of or on behalf of each party appears on one or more counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in any proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of or on behalf of all of the parties. Each party hereto agrees to be bound by its facsimile or pdf signature.

8. Notices. All notices or other notifications given or made pursuant to this Agreement shall be made in accordance with the terms of the Intercreditor Agreement.

9. No Limitation of Rights. Nothing in this Agreement shall be deemed to limit or otherwise impair the rights of contribution or recovery by any Guarantor from the Borrower or any other Guarantor provided under common law.

10. Term and Termination. This Agreement shall remain in full force and effect for so long as any Senior Secured Obligations shall remain outstanding. This Agreement shall automatically terminate without further action by any party hereto upon full and complete satisfaction of the Senior Secured Obligations.

11. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and supersedes all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein.

12. Joinder of New Guarantor. Any future Guarantor which is joined as a “Guarantor” party to the Guarantees shall execute and deliver to the Collateral Agent a joinder agreement pursuant to which such new “Guarantor” shall join in and become a party to this Agreement and agree to comply with and be bound by the terms and conditions of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

BORROWER:

ALLIED CAPITAL CORPORATION., a

Maryland corporation

By:	/s/ Penni F. Roll

Name: Title:	Penni F. Roll Chief Financial Officer

GUARANTORS:

A.C. CORPORATION, a Delaware corporation

By:	/s/ Penni F. Roll

Name: Title:	Penni F. Roll Chief Financial Officer

ALLIED CAPITAL HOLDINGS LLC, a Delaware

limited liability company

By: Allied Capital Corporation, its sole member

By: /s/ Penni F. Roll
Name: Penni F. Roll
Title: Chief Financial Officer

ALLIED CAPITAL REIT, INC., a Maryland

Corporation

By:	/s/ Penni F. Roll

Name: Title:	Penni F. Roll Chief Financial Officer

ACGP I, LLC, a Delaware limited liability company

By:	A.C. Corporation, its sole member
By: /s/ Penni F. Roll

Name: Penni F. Roll Title: Chief Financial Officer

ACKB LLC, a Delaware limited liability company

By:	A.C. Corporation, its sole member
By: /s/ Penni F. Roll

Name: Penni F. Roll Title: Chief Financial Officer

ACSM, LLC, a Delaware limited liability company

By:	A.C. Corporation, its sole member
By: /s/ Penni F. Roll

Name: Penni F. Roll Title: Chief Financial Officer

AC FINANCE LLC, a Delaware limited liability

company

By:	A.C. Corporation, its sole member
By: /s/ Penni F. Roll

Name: Penni F. Roll Title: Chief Financial Officer

A.C. MANAGEMENT SERVICES, LLC, a

Delaware limited liability company

By:	A.C. Corporation, its sole member
By: /s/ Penni F. Roll

Name: Penni F. Roll Title: Chief Financial Officer

ALLIED CAPITAL PROPERTY LLC, a Delaware

limited liability company

By:	Allied Capital REIT, Inc., its sole member
By: /s/ Penni F. Roll

Name: Penni F. Roll Title: Chief Financial Officer

AMP ADMIN LLC, a Delaware limited liability

company

By:	A.C. Corporation, its sole member
By: /s/ Penni F. Roll

Name: Penni F. Roll Title: Chief Financial Officer

ALLIED ASSET HOLDINGS, LLC, a Delaware

limited liability company

By: Allied Capital Corporation, its sole member

By: /s/ Penni F. Roll
Name: Penni F. Roll
Title: Chief Financial Officer